                                                                   EXHIBIT 99.1


             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


                          TRANSACTION INFORMATION
                        $456,822,350 (Approximate)         October 21, 1996
                 GMAC Commercial Mortgage Securities, Inc.
               Commercial Mortgage Pass-Through Certificates
                              Series 1996-C1


OVERVIEW OF THE SECURITIES:


                                                  EXPECTED
              EXPECTED RATING        APPROX.       CREDIT          BOND
  CLASS        (S&P/MOODY'S)       SIZE ($MM)      SUPPORT         TYPE
--------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
  X-1             NR/Aaa          $  33.5 (a)                 Interest Only
  X-2             NR/Aaa            456.4 (b)                 Interest Only

  A-1             AAA/Aaa         $  33.5          35.25%     6-mo. LIBOR
  A-2A            AAA/Aaa           190.4          35.25      Fixed
  A-2B            AAA/Aaa            72.0          35.25      Fixed
  B               AA/Aa1             32.0          28.25      Fixed
  C               A/Aa3              26.3          22.50      Fixed
  D               BBB/Baa1           27.4          16.50      Fixed
  E               BB+/Baa3           13.7          13.50      Fixed

PRIVATELY OFFERED CLASSES
  F               BB/Ba3             22.8           8.50      Fixed
  G               B/B3               19.4           4.25      Fixed
  H               Unrated            19.4              -      Fixed

  TOTAL SECURITIES:                $456.8
                                   ======

--------------------------------------------------------------------------
(a) Based on a Notional Amount of $33,475,147
(b) Based on a Notional Amount of 99.9% of $456,822,350


KEY FEATURES:

Lead Manager:        Goldman, Sachs & Co.
Co-Manager:          Morgan Stanley & Co. Incorporated
Selling Group:       Conti Financial Services Corporation, ING Baring (U.S.)
                      Securities, Inc
Sponsor:             GMAC Commercial Mortgage Securities, Inc.
Master Servicer:     GMAC Commercial Mortgage Corporation
Special Servicer:    GMAC Commercial Mortgage Corporation
Trustee:             State Street Bank and Trust Company
Pricing:             On or about October 29-30
Closing:             On or about November 6
Settlement:          All classes will settle plus accrued from Nov. 1 except for
                      Class A-1, which will settle flat
Cut-off Date         November 1, 1996
Distribution Date:   15th of each month (begins Dec. 15)
ERISA Eligible:      Classes A and X are ERISA eligible subject to certain
                      conditions for eligibility
Representations &
Warranties:          Provided by Mortgage Loan Sellers (GMACCM, ContiTrade
                      Services, L.L.C. and International Nederlanden (U.S.) Capital Corporation
Structure:           Sequential pay within each loan group
Allocation of
  Prepayment
  Penalties:         Prepayment penalties will be shared  between the X and
                      Publicly Offered Fixed Rate Bond Classes (Other than
                      Class E)
Interest Accrual
  Period:            Class A-1:  15th to the 14th.  All other classes:
                      calendar month immediately preceding the month in which such Distribution Date occurs
Day Count:           30/360
Tax
Treatment:           REMIC
Rated Final          October 15, 2026
Distribution
Date:
Clean up Call:       5%

-------------------------------------------------------------------------------
COLLATERAL FACTS:  (See body of memo for footnotes)
Cut-off Date Balance: (as of November 1, 1996)      $456,822,350
Number of Mortgage Loans:                                    137
Average Cut-off Date Balance:                         $3,334,470
Weighted Average Current                                    9.21%
Mortgage Interest Rate:
Weighted Average Original Term to Maturity                   106mos
Weighted Average DSCR:                                      1.51x
Weighted Average Cut-off Date LTV Ratio:                      67%
Weighted Average Remaining Term to Maturity:                  98mos
Weighted Average Remaining Amortization Period:              306mos


/ / The Mortgage Pool is geographically diversified with 29 states represented / / All of the Mortgage Loans are secured by first liens on multifamily, and commercial properties
/ / Approximately 93% of the Mortgage Pool has a Debt Service Coverage Ratio
    greater than 1.20x
/ / Approximately 100% of the fixed rate loans have prepayment protection as of the Cut-off Date.

SELECTED LOAN DATA:
                                            CUT-OFF DATE PRINCIPAL BALANCE
                                                 (AS OF NOV. 1,1996)(A)
                                            ------------------------------
GEOGRAPHIC               NUMBER OF                               % BY
DISTRIBUTION           MORTGAGE LOANS         ($000'S)          BALANCE
--------------------------------------------------------------------------
California                  22                $  78,452           17.2%
Florida                     10                   50,179           11.0
Illinois                     3                   39,150            8.6
Texas                       20                   37,280            8.2
New York                    18                   36,774            8.1
Connecticut                  3                   25,161            5.5
Other                       61                  189,827           41.6
                           ---                 --------          -----
Total                      137                 $456,822          100.0%
--------------------------------------------------------------------------
(a) Column totals may not add due to rounding.


                                            CUT-OFF DATE PRINCIPAL BALANCE
                                                (AS OF NOV. 1, 1996)(A)
                                            ------------------------------
                        NUMBER OF                               % BY
PROPERTY TYPE         MORTGAGE LOANS         ($000'S)          BALANCE
--------------------------------------------------------------------------
Multi-Family               41                 $113,396           24.8%
Office                     18                  111,393           24.4
Mini- Storage              47                   74,954           16.4
Retail                     12                   63,288           13.9
Mobile Home Parks           5                   57,600           12.6
Lodging                     3                   16,832            3.7
Nursing  Home               7                   14,060            3.1
Industrial                  3                    3,701            0.8
Restaurant                  1                    1,598            0.4
                           ---                 --------          -----
Total                      137                 $456,822          100.0%
--------------------------------------------------------------------------
(a)Column totals may not add due to rounding.


THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                             OVERVIEW OF SECURITIES

                Expected            Expected                                                          Weighted
                 Rating              Approx.       Credit        Bond                                 Average           Payment
Class         (S&P/Moody's)        Size (Smm)      Support       Type               Delivery       Life (yrs.)(b)       Window(b)
-----------------------------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES:
X-1             NR/Aaa              $ 33.5 (c)                Interest-only      DTC (book-entry)        NA           12/96 - 7/06
X-2             NR/Aaa               456.4 (d)                Interest-only      DTC (book-entry)        NA           12/96 - 3/21

A-1            AAA/Aaa              $35.25                     6-mo. LIBOR       DTC (book-entry)      7.51           12/96 - 02/06
A-2A           AAA/Aaa               190.4          35.25%        Fixed          DTC (book-entry)      5.21           12/96 - 10/03
A-2B           AAA/Aaa                72.0          35.25         Fixed          DTC (book-entry)      8.77           10/03 - 02/06
 B             AA/Aa1                 32.0          28.25         Fixed          DTC (book-entry)      9.38           02/06 - 04/06
 C              A/Aa3                 26.3          22.50         Fixed          DTC (book-entry)      9.52           04/06 - 05/06
 D             BBB/Baa1               27.4          16.50         Fixed          DTC (book-entry)      9.71           05/06 - 08/06
 E             BB+/Baa3               13.7          13.50         Fixed          DTC (book-entry)      9.80           08/06 - 09/06

PRIVATELY OFFERED CLASSES:
 F              BB/Ba3                22.8           8.50         Fixed              Physical          9.87           09/06 - 11/06
 G               B/B3                 19.4           4.25         Fixed              Physical         10.78           11/06 - 07/10
 H             Unrated                19.4            -           Fixed              Physical         14.87           07/10 - 03/21
------------------------------------------------------------------------------------------------------------------------------------

(a) The rate will reset based upon 6-mo. LIBOR commencing 4/15/97, subject to an available funds cap
(b)  Calculated at 0% CPR
(c)  Based on a Notional Amount of $33,475,147
(d)  Based on a Notional Amount of 99.9% of $456,822,350

                              STRUCTURAL OVERVIEW

   APPROXIMATE PERCENT                                       APPROXIMATE CREDIT
       OF TOTAL                 MORTGAGE LOAN GROUP 1               SUPPORT
   -----------------------------------------------------------------------------
                      CLASS
                       X-1
                     AAA (A)       Class A-1    (AAA/Aaa)

                                MORTGAGE LOAN GROUP 2

        64.75%        Class        Class A-2A   (AAA/Aaa)          35.25%
        64.75          X-2         Class A-2B   (AAA/Aaa)          35.25
         7.00        Aaa (a)       Class B       (AA/Aa1)          28.25
         5.75                      Class C       (A/Aa3)           22.50
         6.00        (WAC IO)      Class D      (BBB/Baa1)         16.50
         3.00        Stripped      Class E      (BB+/Baa3)         13.50
         5.00        off each      Class F       (BB/Ba3)           8.50
         4.25    Mortgage Loan(b)  Class G        (B/B3)            4.25
                      Loan(b)
         4.25                      Class H         (NR)               -

(a)  Class X certificates are rated only by Moody's.
(b)  Including Loan Group 1 to the extent of crossover payments.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                          STRUCTURAL OVERVIEW - CONT.

- The Mortgage Pool will be comprised of two Loan Groups (Loan Group 1 = 6-month LIBOR-based ARM Loans; Loan Group 2 = Fixed Rate Loans)

   - Loan Group 1 will be allocated:  A-1, A-2A, A-2B, B, C, D, E, F, G and H
   - Loan Group 2 will be allocated:  A-2A, A-2B, A-1, B, C, D, E, F, G and H
   - The Certificates will pay down sequentially and payment priorities will be based alphabetically according to the previously described loan group allocation

- Classes X-1 and X-2 will receive interest payments pro-rata with the Class A Certificates each month

- Each of the Classes will be subordinate to earlier alphabetically lettered classes (except Class X)

- The servicer will advance prepayment interest shortfalls, up to 5-1/2 basis points. Net shortfalls will be allocated in reverse alphabetical order

-  All classes will pay interest on a 30/360 basis

                       ALLOCATION OF PREPAYMENT PENALTIES

PREPAYMENT PENALTY ALLOCATIONS

Any prepayment penalty received on a Loan Group 1 Mortgage Loan will be allocated to the Class X-1 Certificates

If a Prepayment Premium is received from a Group 2 Mortgage Loan it will be allocated between the X-2, A-2A, A-2B, B, C, and D Classes according to a formula that allocates based upon a given Classes relative change in present value assuming the Mortgage Loan(s) that prepaid had remained outstanding (see the Prospectus Supplement)

                             MORTGAGE POOL OVERVIEW

- The Mortgage Pool is comprised of 137 performing multifamily and commercial loans with an aggregate Cut-off Date Balance of approximately $456.8 million

   LOAN GROUP 1

   - 7 loans are LIBOR based ARMS with a Cut-off Date Balance of approximately $33.5 million

   LOAN GROUP 2

   - 130 loans are fixed rate, including 9 loans with step down provisions, with a Cut-off Date Balance of approximately $423.3 million

- All of the Mortgage Loans are secured by first liens on multifamily, and commercial properties


THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                             PREPAYMENT PROVISIONS

- Approximately 99% of the Loan Group 2 Pool Balance has prepayment protection as of the Cut-off Date.
- Approximately 21% of the Loan Group 2 Balance is locked out as of the Cut-off Date.

                PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM ANALYSIS
                     OUTSTANDING PRINCIPAL BALANCE ANALYSIS

                                 MORTGAGE POOL

                             Dec. 1,  Dec.1,    Dec. 1, Dec. 1, Dec. 1, Dec. 1, Dec. 1, Dec. 1, Dec. 1, Dec. 1, Dec. 1,
                              1996     1997      1998    1999    2000    2001   2002     2003   2004     2005   2006
----------------------------------------------------------------------------------------------------------------------
Locked Out                   19.94%   18.34%    13.33%   8.14%   6.39%   4.61%   5.08%   6.30%   7.33%   5.38%   0.00%
Yield Maintenance            72.86    74.46     79.45   77.09   75.49   77.11   72.28   73.85   84.10   47.36   29.28
5.00-5.99%                    0.00     0.00      0.00    0.96    0.00    0.00    0.00    0.00    0.00    2.29   45.57
4.00-4.99%                    0.00     0.00      0.00    0.00    0.99    0.00    0.00    0.00    0.00    0.00   17.94
3.00-3.99%                    6.48     0.00      0.00    0.82    0.00    1.12    1.24    0.54    0.00    0.00    0.00
2.00-2.99%                    0.72     7.21      0.00    0.43    0.84    0.00    1.23    1.54    0.62    0.00    0.00
1.00-1.99%                    0.00     0.00      7.22    6.03    3.40    0.95    0.15    4.10    4.71    0.86    7.21
No Penalty                    0.00     0.00      0.00    6.52   12.89   16.21   20.01   13.67    3.24   44.11    0.00

Total                       100.00%  100.00%   100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00%

Aggregate Principal        $456.82  $452.26   $446.67 $440.54 $423.90 $365.85 $327.34 $259.99 $219.68 $205.93  $25.79
Balance of the Mortgage
Loans ($ millions)

Percentage of Cut-off Date   100.0%    99.0%    97.78%  96.44%  92.79%  80.09%  71.66%  56.91%  48.09%  45.08%   5.64%
Principal Balance
----------------------------------------------------------------------------------------------------------------------

                        LOAN GROUP 2 (FIXED RATE LOANS)

                           Dec. 1,   Dec.1,   Dec. 1, Dec. 1,  Dec. 1, Dec. 1,  Dec. 1, Dec. 1, Dec. 1,  Dec. 1, Dec. 1,
                            1996      1997     1998     1999    2000    2001     2002   2003    2004      2005    2006
----------------------------------------------------------------------------------------------------------------------
Locked Out                  20.61%   19.55%   14.14%    8.79%   6.91%   5.05%    5.61%   7.06%   7.36%   5.40%   0.00%
Yield Maintenance           78.62    79.68    85.08    82.31   80.73   83.31    78.68   82.37   84.04   47.17   29.28
5.00-5.99%                   0.00     0.00     0.00     1.04    0.00    0.00     0.00    0.00    0.00    2.30   45.57
4.00-4.99%                   0.00     0.00     0.00     0.00    1.07    0.00     0.00    0.00    0.00    0.00   17.94
3.00-3.99%                   0.77     0.00     0.00     0.88    0.00    1.23     1.37    0.60    0.00    0.00    0.00
2.00-2.99%                   0.00     0.78     0.00     0.47    0.91    0.00     1.36    1.73    0.62    0.00    0.00
1.00-1.99%                   0.00     0.00     0.78     6.51    3.68    1.04     0.17    4.60    4.73    0.86    7.21
No Penalty                   0.00     0.00     0.00     0.00    6.71    9.37    12.81    3.65    3.25   44.27    0.00

Total                      100.00%  100.00%  100.00%  100.00% 100.00% 100.00%  100.00% 100.00% 100.00% 100.00% 100.00%

Aggregate Principal       $423.35  $419.11  $413.88  $408.15 $391.93 $334.36  $296.35 $232.07 $218.87 $205.17  $25.79
Balance of the Mortgage
Loans ($ millions)

Percentage of Cut-off Date 100.0%     99.0%    97.8%    96.4%   92.6%   79.0%    70.0%   54.9%   51.7%   48.5%    6.1%
Principal Balance
----------------------------------------------------------------------------------------------------------------------

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                            GEOGRAPHIC DISTRIBUTION

                                 [PIE CHART]


California              17.2%
Florida                 11.0%
Illinois                 3.6%
Texas                    8.2%
New York                 8.1%
Connecticut              5.5%
Arizona                  5.0%
Other States            36.6%



                                   CUT-OFF DATE PRINCIPAL BALANCE
                   NUMBER OF        (AS OF NOVEMBER 1, 1996) (A)     WEIGHTED AVERAGE       WEIGHTED AVERAGE     WEIGHTED AVERAGE
GEOGRAPHIC         MORTGAGE        ------------------------------      DEBT SERVICE         CURRENT MORTGAGE         CUT-OFF
DISTRIBUTION        LOANS             ($000'S)     % BY BALANCE       COVERAGE RATIO         INTEREST RATE        DATE LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
California             22             $ 78,452          17.2%               1.49x                  9.49%                  67%
Florida                10               50,179          11.0                1.53                   9.01                   69
Illinois                3               39,150           8.6                1.22                   8.59                   68
Texas                  20               37,280           8.2                1.56                   9.02                   66
New York               18               36,774           8.1                1.48                   9.04                   71
Connecticut             3               25,161           5.5                1.55                   8.75                   72
Arizona                 6               22,599           5.0                1.65                   9.03                   63
Other States           55              167,228          36.6                1.56                   9.45                   65
                      ---             --------         -----                ----                   ----                   --
TOTAL/WEIGHTED AVG.   137             $456,822         100.0%               1.51x                  9.21%                  67%


(a) Column totals may not add due to rounding.

                            GEOGRAPHIC DISTRIBUTION


                                 [MAP OF U.S.]

WA                       2.71%
ID                       0.42%
CA                      17.17%
AZ                       4.95%
WY                       1.09%
CO                       4.47%
NM                       1.33%
NE                       1.14%
KE                       ?.50%
TX                       8.16%
MN                       ?.45%
WI                       1.65%
IL                       ?.??%
LA                       2.01%
MI                       0.71%
TN                       4.52%
NY                       8.05%
MA                       1.??%
CT                       5.51%
PA                       1.14%
NJ                       1.?1%
DE                       0.55%
MD                       0.27%
D.C.                     3.18%
VA                       3.63%
NC                       1.?2%
SC                       0.08%
GA                       2.53%
FL                      10.?8%



THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                           PROPERTY TYPE DISTRIBUTION


                                 [PIE CHART]


Multi-Family           24.8%
Office                 24.4%
Mini-Storage           16.4%
Retail                 13.9%
Mobil Home Park        12.6%
Lodging                 3.7%
Nursing Home            3.1%
Industrial/Warehouse    0.8%
Restaurant              0.4%



                      Number of     Cut-off Date Principal Balance    Weighted Average Debt    Weighted Average        Weighted
                      Mortgage     (as of November 1, 1996) (a)             Service           Current Mortgage    Average Cut-off
                               -------------------------------------
Property Type           Loans       % by Balance       ($000's)        Coverage Ratio          Interest Rate       Date LTV Ratio
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Family              41        24.8%             $113,396               1.45x                  8.56%                70%
Office                    18        24.4               111,393               1.56                   9.45                 67
Mini-Storage              47        16.4                74,954               1.53                   9.43                 65
Retail                    12        13.9                63,288               1.58                   9.79                 63
Mobile Home Park           5        12.6                57,600               1.27                   8.60                 70
Lodging                    3         3.7                16,832               1.76                   9.74                 64
Nursing Home               7         3.1                14,060               1.99                  10.12                 63
Industrial/Warehouse       3         0.8                 3,701               1.42                   9.67                 68
Restaurant                 1         0.4                 1,598               1.25                  11.95                 52
                         ---       -----              --------               ----                  -----                 --
  Total/Weighted Avg.    137       100.0%             $456,822               1.51x                  9.21%                67%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                          DEBT SERVICE COVERAGE RATIO

/ / Weighted Average Combined Debt Service Coverage:  1.51x
/ / 93% of the Portfolio has Debt Service Coverage Ratio greater than 1.20x


 Range of Debt Service     Number of      Cut-off Date Principal Balance   Weighted Average Debt   Weighted Average     Weighted
       Coverage            Mortgage       (as of November 1, 1996)(b)         Service            Current Mortgage  Average Cut-off
                                          ----------------------------
       Ratios (a)          Loans          % by Balance          ($000's)       Coverage Ratio    Interest Rate    Date LTV Ratio
-----------------------------------------------------------------------------------------------------------------------------------
     1.05 - 1.10%              4                    1.7%          $7,953         1.07x             8.18%              82%
     1.11 - 1.20               3                    5.6           25,459         1.19              8.47               68
     1.21 - 1.30              21                   16.1           73,419         1.26              9.35               70
     1.31 - 1.40              23                   13.8           63,004         1.38              9.11               71
     1.41 - 1.50              24                   13.9           63,410         1.44              9.21               69
     1.51 - 1.60              17                   15.2           69,415         1.56              9.27               65
     1.61 - 1.70              17                   17.6           80,383         1.66              9.21               65
     1.71 - 1.80              12                    9.4           42,886         1.76              9.39               65
     1.81 - 1.90               5                    1.8            8,334         1.85              9.49               60
     1.91 - 2.00               4                    1.7            7,635         1.95              8.80               59
     2.01 - 2.25               3                    1.4            6,274         2.13              9.74               53
     2.26 - 2.50               1                    0.6            2,841         2.27              8.88               75
     2.51 - 3.00               3                    1.3            5,809         2.64             10.75               36
                             ---                  -----           ------         ----             -----              ---
Total/Weighted Avg.          137                  100.0%        $456,822         1.51x             9.21%              67%

(a) Debt Service is the ratio of Underwriting NOI over the annualized debt service payments.
(b) Column totals may not add due to rounding.

                           CUT-OFF DATE LOAN TO VALUE

/ / Weighted Average Current Loan to Value Ratio:  67%


 Range of Cut-off-Date     Number of      Cut-off Date Principal Balance   Weighted Average Debt   Weighted Average     Weighted
                           Mortgage       (as of November 1, 1996)(b)         Service            Current Mortgage  Average Cut-off
                                          ----------------------------
 Loan-to-Value Ratios      Loans          % by Balance          ($000's)       Coverage Ratio    Interest Rate    Date LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
        35 - 50            6                1.8%               $  8,385         2.44x             10.08%           38%
        51 - 60           23               17.3                  79,144         1.68               9.63            57
        61 - 65           20               12.6                  57,321         1.60               9.34            64
        66 - 70           35               37.2                 169,919         1.43               9.27            68
        71 - 75           44              25.5                  166,334         1.45               8.89            73
        76 - 80            5               3.0                   13,672         1.45               8.51            78
        81 - 85            3               2.5                   11,340         1.16               8.18            83
        86 - 90            1               0.2                      707         1.21               9.00            89
                         ---             -----                  -------         ----               ----            --
Total/Weighted Avg.      137             100.0%                $456,822         1.51x              9.21            67%

(a) Ratio of Cut-off Date Loan Balance over Appraisal Value of Origination.
(b) Column totals may not add due to rounding.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                          BALLOON LOAN-TO-VALUE RATIO

                                   Cut-off Date Principal Balance
Range of Balloon   Number of        (as of November 1, 1996) (a)     Weighted Average       Weighted Average     Weighted Average
 Loan-to-Value     Mortgage        ------------------------------      Debt Service         Current Mortgage         Current
    Ratios          Loans            % by Balance      ($000's)       Coverage Ratio         Interest Rate          LTV Ratio
---------------------------------------------------------------------------------------------------------------------------------
Not Applicable(b)        6                2.5%          $ 11,380           1.91x                 10.19%                51%
           27-50%       27               11.9             54,232           1.75                   9.59                 57
           51-60        51               38.9            177,784           1.55                   9.36                 65
           61-65        33               32.8            149,877           1.38                   8.94                 71
           66-70        16                9.2             42,211           1.43                   9.04                 73
           71-75         3                4.5             20,631           1.48                   8.61                 76
           76-80         1                0.2                707           1.21                   9.00                 89
                       ---              -----           --------           ----                  -----                 --
TOTAL/WEIGHTED AVG.    137              100.0%          $456,822           1.51x                  9.21%                67%
---------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.
(b) Fully amortizing loans.

                     ORIGINAL AMORTIZATION TERM (in months)

                               Cut-off Date Principal Balance
Range of Original  Number of    (as of November 1, 1996) (a)   Weighted Average  Weighted Average  Weighted Average Weighted Average
  Amortization     Mortgage    ------------------------------    Debt Service    Current Mortgage     Cut-off          Original
Terms (in months)   Loans        % by Balance      ($000's)     Coverage Ratio   Interest Rate     Date LTV Ratio  Amortization Term
------------------------------------------------------------------------------------------------------------------------------------
         91 - 120        1            0.2%          $    938           2.07x          8.13%            36%            120 mos.
        151 - 180        4            1.7              7,924           2.01          10.45             49             180
        211 - 240       10            6.0             27,286           1.73          10.09             63             240
        241 - 270        1            1.4              6,555           1.61           9.02             69             241
        271 - 300       83           53.7            245,468           1.54           9.37             67             300
        301 - 330        3            2.6             12,028           1.38           8.96             73             324
        331 - 360       35           34.3            156,623           1.41           8.78             69             358
                       ---          -----           --------           ----          -----             --             ---
TOTAL/WEIGHTED AVG.    137          100.0%          $456,822           1.51x          9.21%            67%            314 mos.
------------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

                    REMAINING AMORTIZATION TERM (in months)

                               Cut-off Date Principal Balance
Range of Remaining  Number of   (as of November 1, 1996) (a)   Weighted Average  Weighted Average  Weighted Average Weighted Average
  Amortization      Mortgage   ------------------------------    Debt Service    Current Mortgage     Cut-off          Original
Terms (in months)    Loans       % by Balance      ($000's)     Coverage Ratio   Interest Rate     Date LTV Ratio  Amortization Term
------------------------------------------------------------------------------------------------------------------------------------
         91 - 120        1            0.2%          $    938           2.07x          8.13%             36%             109 mos.
        151 - 180        5            1.8              8,322           2.01          10.38              49              176
        181 - 210        1            0.4              1,606           1.71           9.00              55              204
        211 - 240       16            7.2             32,943           1.73           9.94              62              236
        241 - 270        3            1.8              8,079           1.56           9.02              71              244
        271 - 300       74           51.8            256,833           1.53           9.38              67              296
        301 - 330        3            2.6             12,028           1.38           8.96              73              322
        331 - 360       34           34.2            156,073           1.41           8.77              69              349

TOTAL/WEIGHTED AVG.    137          100.0%          $456,822           1.51x          9.21%             67%             306 mos.
------------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                        CURRENT MORTGAGE INTEREST RATES

                                    Cut-off Date Principal Balance
Range of Original    Number of       (as of November 1, 1996) (a)         Weighted Average     Weighted Average       Weighted
   Amortization       Mortgage      ------------------------------          Debt  Service     Current Mortgage         Average
Terms (in months)      Loans            % by Balance   ($000's)            Coverage Ratio      Interest Rate      Current LTV Ratio
-----------------------------------------------------------------------------------------------------------------------------------
7.501 - 7.750%            1              1.0%            $ 4,371                 1.79x               7.75%            72%

7.751 - 8.000            17              5.5              25,136                 1.41                8.00             73

8.001 - 8.250             7              6.0              27,567                 1.32                8.18             77

8.251 - 8.500             3              6.5              29,623                 1.32                8.49             67

8.501 - 8.750            14             16.7              76,389                 1.53                8.64             67

8.751 - 9.000            27             12.9              58,705                 1.51                8.94             68

9.001 - 9.250             6              3.6              16,481                 1.53                9.12             70

9.251 - 9.500            11              6.6              30,330                 1.47                9.41             67

9.501 - 9.750            14             15.4              70,366                 1.52                9.68             65

9.751 - 10.000           16             15.0              68,709                 1.57                9.91             64

10.001 - 10.250          13              6.4              29,337                 1.60               10.10             67

10.251 - 10.500           1              0.7               3,271                 1.26               10.50             66

10.501 - 10.750           5              2.5              11,172                 1.68               10.72             58

10.751 - 11.950           2              1.2               5,365                 2.24               11.46             40
                        ---            -----            --------                 ----               -----             --
  Total/Weighted Avg.   137            100.0%           $456,822                 1.51x               9.21%            67%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

                                 PAYMENT TYPES

                                            Cut-off Date Principal Balance
                            Number of        (as of November 1, 1996) (a)    Weighted Average    Weighted Average       Weighted
                             Mortgage       ------------------------------    Debt Service      Current Mortgage        Average
Payment Type                   Loans          % by Balance    ($000's)       Coverage Ratio      Interest Rate     Current LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
Amortizing Balloon              112              76.9%          $351,250           1.48x              9.07%                68%

IO then Amort. Balloon (b)       10              18.7             85,557           1.56               9.66                 67

Cash Flow Balloon                 9               1.9              8,635           1.63               9.00                 62

Fully Amortizing                  6               2.5             11,380           1.91              10.19                 51
                                ---             -----            -------           ----             ------                ---
  Total/Weigh ted Avg.          137             100.0%          $456,822           1.51x              9.21%                67%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.
(b) Loans are interest only for a two to ten month period and there after remain fixed at such new rate for remaining term of each mortgage loan (see Prospectus Supplement for detailed description of loans).

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.

             PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                     REMAINING TERM TO MATURITY (in months)

                                                                                                                      Weighted
                      Number of  Cut-off Date Principal Balance   Weight Average    Weighted Average     Weighted     Average
Range of Remaining    Mortgage   (as of November 1, 1996)(a)        Debt Service    Current Mortgage     Average   Remaining Term
                                ----------------------------                                             Current
Terms ot Maturity      Loans    % by Balance       ($000's)       Coverage Ratio    Interest Rate        LTV Ratio   to Maturity
------------------------------------------------------------------------------------------------------------------------------------
    31 - 60             14           19.5%          $ 89,066              1.47x            9.41%           68%             53
    61 - 90             23           21.1             96,294              1.50             9.13            67              76
    91 - 120            86           52.1            238,160              1.54             9.17            66             111
   151 - 180            11            6.2             28,215              1.50             9.06            68             172
   181 - 210             1            0.3              1,187              1.28             8.13            79             182
   211 - 240             1            0.4              1,598              1.25            11.95            52             239
   271 - 300             1            0.5              2,302              1.59             8.63            72             292
                       ---          -----            -------              ----             ----            --             ---
Total/Weighted Avg.    137          100.0%          $456,822              1.51x            9.21%           67%             98

(a) Column totals may not add due to rounding.

                             SEASONING (in months)


                   Number of  Cut-off Date Principal Balance   Weight Average    Weighted Average     Weighted     Weighted
Range of           Mortgage   (as of November 1, 1996)(a)        Debt Service    Current Mortgage     Average      Average
                              ----------------------------                                             Current
Seasoning          Loans      % by Balance    ($000's)         Coverage Ratio    Interest Rate       LTV Ratio     Seasoning
------------------------------------------------------------------------------------------------------------------------------------
     New Loan         1          1.9%            $   8,585          1.79x               9.85%             66%         0
        1 - 5        49         45.3               206,965          1.48                9.50              66          3
        6 -10        59         30.3               138,306          1.51                8.93              70          8
       11 -20        10         12.4                56,640          1.48                8.90              69         15
       21 -30        13          8.9                40,684          1.64                8.97              62         25
       31 -40         5          1.2                 5,643          1.70                9.00              55         35
                    ---         ----               -------          ----                ----              --         --
Total/Weighted
Avg.                137        100.0%             $456,822          1.51x               9.21%             67%         8

(a) Column totals may not add due to rounding.

                              YEAR OF ORIGINATION


                      Number of  Cut-off Date Principal Balance   Weight Average    Weighted Average
    Range of          Mortgage   (as of November 1, 1996)(a)        Debt Service    Current Mortgage      Weighted Average
                                 ----------------------------
Year of Origination     Loans      % by Balance    ($000's)       Coverage Ratio    Interest Rate         Current LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
      1993                5          1.2%           $  5,643            1.70x               9.00%                55%
      1994               13          8.9              40,684            1.64                8.97                 62
      1995               29         18.0              82,181            1.47                8.76                 70
      1996               90         71.9             328,315            1.51                9.35                 67
                        ---        -----             -------            ----                ----                 --
Total/Weighted Avg.     137        100.0%           $456,822            1.51x               9.21%                67%

(a) Column totals may not add due to rounding.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY GOLDMAN, SACHS & CO. NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND, EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITERS, SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY GOLDMAN, SACHS & CO.